Mutual of America Life Insurance Company

320 Park Avenue

New York, New York 10022

March 6, 2026

VIA EDGAR

Securities and Exchange Commission

450 Fifth Street, NW

Washington, D.C. 20549

Re:	Mutual of America Life Insurance Company Separate Account No. 2, SEC File No. 811-03996 (the “Registrant”)

Rule 30b2-1 Filing

Commissioners:

As required by Rule 30e-2 under the Investment Company Act of 1940, as amended (the “Act”), Mutual of America Life Insurance Company, on behalf of the Registrant, a unit investment trust registered under the Act, transmitted to its contract owners the annual reports for the period ended December 31, 2025 with respect to certain of the underlying funds of the management investment companies listed below (“Portfolio Companies”). This filing incorporates by reference the reports of the following Portfolios Companies as required by Rule 30b2-1 under the Act:

PORTFOLIO COMPANY	SEC FILE NO.
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)	811-07452
American Century Mutual Funds, Inc.	811-00816
American Funds Insurance Series	811-03857
Calvert Variable Series, Inc.	811-03591
DFA Investment Dimensions Group Inc.	811-03258
Deutsche DWS Variable Series I	811-04257
Fidelity Variable Insurance Products (Fund; Fund II; Fund III; Fund V)	811-03329 811-05511 811-07205 811-05361
Goldman Sachs Variable Insurance Trust	811-08361
Lincoln Variable Insurance Products Trust	811-08090
MFS Variable Insurance Trust III Funds	811-08879
MoA Funds Corporation	811-05084
Neuberger Berman Advisers Management Trust	811-04255
Nomura VIP Small Cap Value Series	811-05162
PIMCO Variable Insurance Trust	811-08399
T. Rowe Price Equity Series	811-07143
Vanguard Variable Insurance Funds	811-05962

Sincerely,

/s/ Leah Berry

Leah Berry

Senior Vice President